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                                                                  Exhibit 10.10

                   SERIES C PREFERRED STOCK PURCHASE AGREEMENT

         This SERIES C PREFERRED STOCK PURCHASE AGREEMENT (this "AGREEMENT") is made as of March 7, 2000, by and between FREEI NETWORKS, INC., a Washington corporation (the "COMPANY"), and the Investors listed on SCHEDULE I hereto (the "Investors").

         THE PARTIES HEREBY AGREE AS FOLLOWS:

1.       PURCHASE AND SALE OF STOCK

         1.1      SALE AND ISSUANCE OF SERIES C STOCK

                  (a) The Company has adopted and filed with the Secretary of State of the State of Washington the Certificate of Designation with the designation of the Series C Convertible Preferred Stock (the "SERIES C STOCK") in the form attached hereto as EXHIBIT A (the "CERTIFICATE OF DESIGNATION").

                  (b) Subject to the terms and conditions of this Agreement, each Investor agrees severally to purchase, the number of shares listed on
Schedule I, and the Company agrees to sell and issue to each Investor, at the Closing (as defined in Section 1.2(a)) a total of 2,545,430 shares of Series C Stock at $19.643052 per share, for a total purchase price of $50,000,000.00. Each Investor's purchase price and number of acquired shares of Series C Stock are listed on Schedule I hereto which is incorporated herein by this reference.

         1.2      CLOSING

                  (a) The purchase and sale of the Series C Stock (the "Closing") shall take place at the offices of Summit Law Group, PLLC, 1505 Westlake Avenue N., Suite 300, Seattle Washington 98109, after satisfaction of the conditions set forth in Sections 4 and 5 on a date mutually acceptable to the Company and the Investors, but in no event later than March 10, 2000.

                  (b) At the Closing, the Company shall deliver to the Investors certificates representing 2,545,430 shares of Series C Stock against payment to the Company of the purchase price therefor by wire transfer of funds or a bank check payable to the Company's order. The certificates and the purchase price shall be as indicated on Schedule I.


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2.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         The Company hereby represents and warrants to the Investors that, except as set forth on a Schedule of Exceptions attached hereto as EXHIBIT B:

         2.1      ORGANIZATION, GOOD STANDING AND QUALIFICATION

         The Company is a corporation duly organized and validly existing under the laws of the State of Washington and has all requisite corporate power and authority to own and operate its properties and assets, to execute and deliver this Agreement and the Investor Rights Agreement as amended by the First and Second Amendments to Investor Rights Agreement, to issue and sell the Series C Stock and the Common Stock issuable upon conversion thereof (the "CONVERSION SHARES"), to carry out its obligations under this Agreement, the Investor Rights Agreement, the Articles of Incorporation and the Certificate of Designation and to carry on its business as presently conducted and as recently proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

         2.2      CAPITALIZATION

         The authorized capital stock of the Company consists of the preferred stock, common stock and rights described in paragraphs (a), (b) and (c) below.

                  (a)      PREFERRED STOCK

         There are 10,000,000 shares of preferred stock authorized, 4,812,074 of which have been designated as Series A Stock, all of which is outstanding, 1,552,655 of which have been designated as Series B Stock, all of which is outstanding and 2,545,430 of which have been designated as Series C Stock, none of which is outstanding. The rights, privileges, and preferences of the preferred stock generally and of the Series A, Series B and Series C Stock are as stated in the Company's Articles of Incorporation, as amended, and the Certificate of Designation.

                  (b)      COMMON STOCK

         As of Closing, there will be 200,000,000 shares of Common Stock authorized, 26,879,000 shares of which are currently outstanding. Of the authorized but unissued Common Stock, 9,624,148 shares are reserved for issuance upon the conversion of the Series A Stock, 3,105,310 are reserved for issuance upon the conversion of the Series B Stock and 2,545,430 will be reserved for issuance upon conversion of the Series C Stock; 2,879,000 shares are reserved by


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board action for issuance upon the exercise of warrants granted to certain investors (the "First Round Investors"); and 8,421,128 shares are reserved for issuance upon the exercise of stock options granted or to be granted under the Company's stock option plan (the "OPTION PLAN"); provided, however, that this number includes 331,550 shares that have reserved by board action for issuance upon the exercise of warrants granted to Lucent Technologies f/k/a Ascend Communications, Inc. ("Lucent"); and 307,974 shares that have been reserved by board action for issuance upon the exercise of warrants granted to Pacific Crest Securities Inc. pursuant to an engagement letter executed March 16, 1999.

                  (c)      RIGHTS

         Except for the conversion privileges of the Series A Stock and Series B Stock and other rights, privileges and agreements contemplated for the Series C Stock pursuant to this Agreement, and as set forth in subsection 2.2(b), there are not outstanding any options, warrants, subscriptions, rights (including conversion or preemptive rights or first refusal rights), agreements for the purchase or acquisition from the Company or by the Company of any shares of the Company's capital stock or securities convertible into its capital stock or, to the Company's knowledge, any voting agreements with respect to the Company's securities.

         2.3      SUBSIDIARIES

         The Company does not presently own or control, directly or indirectly, any interest in any other corporation, association, partnership or other business or investment entity.

         2.4      AUTHORIZATION

         All corporate action necessary for the authorization, execution, and delivery by the Company of this Agreement and the other agreements and transactions provided for herein, the performance of all obligations of the Company hereunder and thereunder, and the authorization, issuance, and delivery of the Series C Stock and the Conversion Shares have been taken or will be taken before the Closing. This Agreement and the other agreements provided for herein constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to (a) the laws of bankruptcy and the laws affecting creditors' rights generally, (b) the effect of public policy on the indemnification provisions of Section 2.9 of the Investor Rights Agreement, and
(c) the availability of equitable remedies.

         2.5      VALID ISSUANCE OF PREFERRED AND COMMON STOCK

                  (a) The Series C Stock, when issued, sold, and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully


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paid and nonassessable, and free of any liens or encumbrances created by the
Company. The Conversion Shares have been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Articles of Incorporation, as amended, and the Certificate of Designation, will be duly and validly issued, fully paid and nonassessable, and free of any liens or encumbrances created by the Company.

                  (b) The outstanding shares of Common Stock (i) have been duly authorized and validly issued to the persons listed on the Schedule of Exceptions, (ii) are fully paid and nonassessable, and (iii) were issued in compliance with all applicable state and federal laws concerning the issuance of securities.

         2.6      GOVERNMENTAL CONSENTS; COMPLIANCE WITH LAWS

         No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, regional, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for filings, if any, required pursuant to applicable state securities laws, which filings will be made within the required statutory period, and the filing pursuant to Regulation D of the Securities and Exchange Commission (the "SEC"), which filing will be effected within 15 days of the Closing. The Company is not in violation of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business or the ownership of its properties which violation would materially and adversely affect the business, assets, financial condition, or operations of the Company.

         2.7      LITIGATION

         There is no action, suit, claim, proceeding or investigation pending or, to the Company's knowledge, currently threatened against the Company that questions the validity of this Agreement or the other agreements provided for herein or the right of the Company to enter into any of such agreements, or to consummate the transactions provided for hereby or thereby, or that could, individually or in the aggregate, have a material adverse effect on the business, assets, financial condition or operations of the Company, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing. The foregoing includes, without limitation, actions pending or threatened (or any basis therefor known to the Company) involving the prior employment of the Company's employees, their use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. There is no action, suit, proceeding or investigation by the Company currently pending or that the Company intends to initiate. The Company is not a party or subject to the


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provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality that could have a material adverse effect on its business, assets, financial condition or operations.

         2.8      INTELLECTUAL PROPERTY

         To its knowledge, the conduct of the Company's business does not conflict with or infringe on the patents, trademarks, service marks, trade names, copyrights, trade secrets, proprietary rights and processes (the "INTELLECTUAL PROPERTY") of others. To its knowledge, the Company has sufficient title to or rights to use all Intellectual Property necessary for the conduct of its business. The Company has not granted any options, licenses or agreements of any kind relating to any of its Intellectual Property, nor is the Company bound by or a party to any options, licenses or agreements with respect to the Intellectual Property of any other person or entity. The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with their duties to the Company or that would conflict with the Company's business. The execution or delivery of this Agreement, the carrying on of the Company's business by the employees of the Company, and the conduct of the Company's business as proposed, will not, to the Company's knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any employee is now obligated. The Company does not believe it is or will be necessary to use any inventions, trade secrets or proprietary information of any of its employees made prior to their employment by the Company, except for inventions, trade secrets or proprietary information that have been assigned to the Company.

         2.9      COMPLIANCE WITH OTHER INSTRUMENTS

         The Company is not in violation of any provision of its Articles of Incorporation or Bylaws or in violation or default of any provision of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound, or in violation of any provision of federal or state statute, rule or regulation applicable to the Company, which violation or default would have a material adverse effect on its business, assets, financial condition or operations. The execution, delivery, and performance of this Agreement and the consummation of the transactions provided for herein will not result in any such violation or default or require any consent under or be in conflict with or constitute, with or without the passage of time and giving of notice, either a violation or default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company which violation, default, lien, charge


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or encumbrance, individually or in the aggregate with any other such violation, default, lien, charge or encumbrance would have a material adverse effect on its business, assets, financial condition or operations.

         2.10     AGREEMENTS; ACTION

                  (a) There are no agreements, understandings, instruments, contracts or proposed transactions to which the Company is a party or by which it is bound that involve obligations or payments to the Company in excess of $200,000.

                  (b) The Company has not (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) made any loans or advances to any person, other than in the ordinary course of business, (iii) sold, exchanged or otherwise disposed of any of its assets or rights, other than in the ordinary course of business,
(iv) redeemed or obligated itself to redeem any of its capital stock (other than the Series A Stock and Series B Stock), or (v) incurred any indebtedness for money borrowed or incurred any other liabilities in excess of $200,000.

                  (c) Except for agreements explicitly contemplated hereby, there are no agreements, understandings or proposed transactions between the Company and any of its officers, directors, affiliates or any affiliate thereof.

         2.11     DISCLOSURE

         The Company has fully provided the Investors and its attorneys and agents with all the information in the Company's possession that they have requested for deciding whether to purchase the Series C Stock. This Agreement, the Exhibits hereto and all other documents delivered by the Company to the Investors or its attorneys or agents in connection herewith or therewith or with the transactions provided for herein or therein, do not contain any untrue statement of a material fact nor omit to state a material fact necessary in order to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading. There are no facts which (individually or in the aggregate) materially adversely affect the business, assets, financial condition or operations of the Company that have not been set forth in this Agreement, the Exhibits hereto or other documents delivered to the Investors or its attorneys or agents in connection herewith.

         2.12     REGISTRATION RIGHTS

         Except as provided in the Investor Rights Agreement, as amended by the First and Second Amendments to Investor Rights Agreement, the Company has not granted or agreed to grant any registration rights to any person or entity.


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         2.13     CORPORATE DOCUMENTS

         The Certificate of Designation is, or at the Closing will be, in the form attached hereto as EXHIBIT A hereto. The Articles of Incorporation of the Company, as amended, are in the form attached hereto as EXHIBIT C hereto. The Bylaws of the Company are in the form attached hereto as EXHIBIT D.

         2.14     TITLE TO PROPERTY AND ASSETS; CONDITION OF ASSETS

         The Company owns its property and assets free and clear of all mortgages, liens, loans and encumbrances, except liens and encumbrances that arise in the ordinary course of business and do not materially impair the Company's ownership or use of such property or assets. With respect to the property and assets it leases, the Company is in compliance with such leases in all material respects and holds a valid leasehold interest free of any liens, claims or encumbrances. All facilities and all material machinery, equipment, fixtures, vehicles, and other properties owned, leased or used by the Company are in good operating condition and repair and are reasonably fit and usable for the purposes for which they are being used.

         2.15     LICENSES

         The Company has all governmental licenses and permits (federal, state, foreign, and local) the failure to obtain which would have a material adverse effect on its business, assets, financial condition or operations, and such licenses and permits are in full force and effect. No violations have been communicated to the Company in respect of such licenses or permits and no proceeding is pending or, to the Company's knowledge, threatened toward the revocation of any of such licenses or permits.

         2.16     FINANCIAL STATEMENTS

         The Company has delivered to the Investors its unaudited balance sheets as at December 31, 1999 and December 31, 1998, and unaudited statements of income and cash flows for each of the years ended December 31, 1999 and December 31, 1998, respectively (collectively, the "FINANCIAL STATEMENTS"). The Financial Statements, together with the notes thereto, are complete and correct in all material respects, have been prepared consistent with methods used in prior years and present fairly the financial condition and position of the Company as of the dates and for the periods indicated.


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         2.17     UNDISCLOSED LIABILITIES

         Except as and to the extent reflected or reserved against in the Financial Statements, the Company did not have, as of the respective dates of the Financial Statements, any material debts, liabilities or obligations of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due, including, without limitation, liabilities or obligations on account of taxes or other governmental charges or penalties, interest or fines thereon or in respect thereof required by generally accounting principles to be shown or reflected thereon that were not so shown or reflected. The Company does not know and does not have any reasonable grounds to know of any basis for any assertion against the Company of any material debt, liability or obligation of any nature or in any amount not fully reflected or reserved against in the Financial Statements or disclosed in this Agreement.

         2.18     CHANGES

         Since December 31, 1999, there has not been:

                  (a) Any change in the business, assets, financial condition or operations of the Company, except changes in the ordinary course of business, none of which has been materially adverse, and all of which in the aggregate have not been materially adverse, to the Company;

                  (b) Any damage, destruction or loss (whether or not covered by insurance) materially and adversely affecting the business, assets, financial condition or operations of the Company;

                  (c) Any material increase in the compensation or rate of compensation or commissions payable or to become payable by the Company to any of its directors, officers, salaried employees, sales persons or agents, or any hiring of any employee at a salary in excess of $150,000 per annum, or any payment in excess of $50,000 of any bonus, profit-sharing amount or other extraordinary compensation to any employee, or any material change in any then existing bonus, profit-sharing, retirement or other similar plan, agreement or arrangement, or any adoption of or entry into of any new bonus, profit-sharing, group life or health insurance, or other similar plan, agreement or arrangement;

                  (d) Any material change in the accounting methods or practices followed by the Company;

                  (e) Any material debt, obligation or liability (whether absolute or contingent) incurred by the Company (whether or not presently outstanding) except (i) current liabilities incurred, and obligations under agreements entered into, in the ordinary course of business and


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(ii) obligations or liabilities entered into or incurred in connection with the execution of this Agreement;

                  (f) Any sale, lease, abandonment or other disposition by the Company of any real property or, other than in the ordinary course of business, of any equipment or other operating properties or any sale, assignment, transfer, license or other disposition by the Company of any Intellectual Property or other intangible asset;

                  (g) Any labor trouble, strike or any other occurrence, event or condition of any similar character that materially and adversely affects or may materially and adversely affect the business, assets, financial condition or prospects of the Company;

                  (h) Any change, except in the ordinary course of business, in the contingent obligations of the Company by way of guaranty, endorsement, indemnity, warranty or otherwise;

                  (i) Any waiver by the Company of a valuable right or a material debt owed to it except in the ordinary course of business;

                  (j) Any direct or indirect loans made by the Company to any shareholder, employee, officer or director of the Company, other than advances made in the ordinary course of business; or

                  (k) Any declaration or payment of any dividend or other distribution of the assets of the Company.

         2.19     EMPLOYEE BENEFIT PLANS

         The Company does not have any "employee benefit plan" as defined in the Employee Retirement Income Security Act of 1974, as amended.

         2.20     TAXES

         The Company has filed all tax returns (federal, state, foreign, and local) required to be filed by it and all taxes shown to be due and payable on such returns or on any assessments received by the Company and all other taxes (federal, state, foreign, and local) due and payable by the Company on or before the date hereof have been paid. There are no agreements, waivers or other arrangements providing for an extension of time with respect to the assessment of any tax or deficiency against the Company, nor are there any actions, suits, proceedings, investigations or claims now pending against the Company in respect of any tax or assessment, or, to the Company's knowledge, any matters under discussion within any federal, state, foreign


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or local authority relating to any taxes or assessments, or any claims for additional taxes or assessments asserted by any such authority. The provisions made for taxes in the Financial Statements are sufficient for the payment of all unpaid federal, state, foreign, and local taxes of the Company for all periods prior to such date.

         2.21     MINUTES

         The minutes of the Company reflect all meetings of directors and shareholders since the incorporation of the Company and reflect all transactions referred to in such minutes accurately in all material respects.

         2.22     BROKERS OR FINDERS

         The Company has not incurred and will not incur, directly or indirectly, any liability for brokers' or finders' fees, agents' commissions or other similar charges in connection with this Agreement or the transactions contemplated hereby.

         2.23     EMPLOYEES

         The Company has no collective bargaining agreements with any of its employees. There is no labor union organizing activity ending or, to the Company's knowledge, threatened with respect to the Company. No employee has any agreement or contract, written or verbal, regarding his or her employment. To the Company's knowledge, no employee of the Company, nor any consultant with whom the Company has contracted, is in violation of any term of any employment contract, proprietary information agreement, patent disclosure agreement or any other agreement relating to the right of any such individual to be employed by, or to contract with, the Company because of the nature of the business to be conducted by the Company and, to the Company's knowledge, the continued employment by the Company of its present employees, and the performance of the Company's contracts with its independent contractors, will not result in any such violation. The Company has not received any notice alleging that any such violation has occurred. No employee of the Company has been granted the right to continued employment by the Company or to any material compensation following termination of employment with the Company. The Company is not aware that any officer or key employee, or that any group of key employees, intends to terminate their employment with the Company, nor does the Company have a present intention to terminate the employment of any officer, key employee or group of key employees.


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         2.24     ENVIRONMENTAL AND SAFETY LAWS

         To its knowledge, the Company is not in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and, to its knowledge, no material expenditures are or will be required to comply with any such existing statute, law or regulation.

         2.25     OFFERING VALID

         Assuming the accuracy of the representations and warranties of the Investors contained in Section 3 hereof, the offer, sale, and issuance of the Series C Stock and the Conversion Shares will be exempt from the registration requirements of the Securities Act of 1933, as amended (the "SECURITIES ACT"), and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws. Neither the Company nor any agent on its behalf has solicited or will solicit any offers to sell or has offered to sell or will offer to sell all or any part of the Series C Stock to any person or persons so as to bring the sale of such Series C Stock by the Company within the registration provisions of the Securities Act.

         2.26     REAL PROPERTY HOLDING CORPORATION

         The Company is not a real property holding corporation within the meaning of Internal Revenue Code Section 897(c)(2) and any regulations promulgated thereunder.

         2.27     INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

         None of Robert McCausland, Steven Bourg, Gus Bourg or Ned Menninger has been subject and is not currently subject to any order, judgment or decree, not subsequently revised, suspended or vacated, of any court or any governmental agency that could materially adversely affect the business of the Company as presently conducted or as proposed to be conducted.

3.       REPRESENTATIONS AND WARRANTIES OF THE INVESTORS

         Each Investor hereby represents and warrants that:


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         3.1      AUTHORIZATION

         All acts and conditions necessary for the authorization, execution, delivery, and consummation by the Investor of this Agreement and the other agreements and transactions contemplated herein have been, or will before the Closing be, taken, performed, and obtained. This Agreement and the other agreements contemplated herein constitute valid and legally binding obligations of the Investor, enforceable in accordance with their terms, subject to (a) the laws of bankruptcy and the laws affecting creditors' rights generally, (b) the effect of public policy on the indemnification provisions of Section 2.9 of the Investor Rights Agreement, and (c) the availability of equitable remedies. The Investor has full power and authority to execute, deliver, and perform its obligations under this Agreement and the other agreements contemplated herein and to own the Series C Stock. The execution, delivery, and performance of this Agreement and the other agreements contemplated herein and the consummation of the transactions contemplated hereby and thereby (including the ownership of Series C Stock) by the Investor does not violate any provision of, or constitute a material breach of or default under, any term, condition or provision of any agreement, indenture or other instrument to which the Investor is a party, or by which it or its properties or assets are bound, or of any order, judgment or decree against or binding upon the Investor.

         3.2      PURCHASE ENTIRELY FOR OWN ACCOUNT

         The Series C Stock to be received by the Investor and the Conversion Shares (collectively, the "SECURITIES") will be acquired for investment for the Investor's own account and not with a view to the distribution of any part thereof as such term is used under Section 2(11) of the Securities Act. The Investor has no present intention of selling, granting any participation in, or otherwise distributing the Securities in a manner contrary to the Securities Act, or applicable state securities laws.

         3.3      INVESTMENT EXPERIENCE

         Each Investor is an investor in securities of companies in the development stage, qualifies as an "accredited investor" as defined in Rule 501 of Regulation D promulgated by the SEC, and acknowledges that the Securities are a speculative risk. Each Investor is able to fend for itself in the transactions contemplated by this Agreement, can bear the economic risk of its investment (including possible complete loss of such investment) for an indefinite period of time, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities. Each Investor understands that the Securities have not been registered under the Securities Act, or under the securities laws of any jurisdiction, by reason of reliance upon certain exemptions, and that the reliance of the Company on such exemptions is predicated upon the accuracy of each Investor's representations and warranties in this Section 3. Notwithstanding the foregoing, to the extent an Investor was formed for the purpose of acquiring such securities, such investor represents that all members, shareholders or investors within such entity are "accredited investors" as defined in Rule 501 of Regulation D.

         3.4      RESTRICTED SECURITIES

         Each Investor understands that the Securities are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that, under such laws and applicable regulations, such securities may be transferred or resold without registration under the Securities Act only in certain limited circumstances and in accordance with the terms and conditions set forth in the legend described in Section 3.5. In this connection, the Investor represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

         3.5      LEGENDS

         It is understood that the certificates evidencing the Securities may bear one or all of the following legends:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR APPLICABLE STATE LAW, AND NO INTEREST THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (i) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES OR (ii) SUCH TRANSACTION IS EXEMPT FROM REGISTRATION. AFTER MARCH 2002, THIS LEGEND WILL BE CANCELED, AND A CERTIFICATE FREE FROM SUCH LEGEND ISSUED TO THE HOLDER HEREOF UPON COMPLIANCE WITH THE FOLLOWING
CONDITIONS: (a) SURRENDER OF THIS CERTIFICATE TO THIS CORPORATION IN THE MANNER AND AT THE PLACE DESIGNATED FOR CANCELLATION, (b) A REPRESENTATION BY THE HOLDER THAT IT HAS BENEFICIALLY HELD THE SECURITIES EVIDENCED BY THIS CERTIFICATE FOR NOT LESS THAN TWO YEARS, AND THAT IT IS NOT, AND HAS NOT WITHIN THE PRECEDING 90 DAYS BEEN, AN AFFILIATE (AS THAT TERM IS DEFINED FOR PURPOSES OF RULE 144 UNDER THE ACT OR ANY SUCCESSOR RULE) OF THIS CORPORATION, AND (c) AN UNDERTAKING THAT IF AT ANY TIME THE HOLDER SHALL AGAIN BECOME AN AFFILIATE OR OTHERWISE CEASE TO ENJOY FREE TRANSFERABILITY OF SUCH SECURITIES UNDER RULE 144 EITHER

BY REASON OR CHANGE OF CIRCUMSTANCE OR AMENDMENT OF RULE 144, IT SHALL FORTHWITH SURRENDER ANY UNLEGENDED CERTIFICATES(S) RECEIVED BY IT IN RESPECT OF THE SECURITIES EVIDENCED BY THIS CERTIFICATE FOR IMPOSITION OF ANY APPROPRIATE LEGEND.

THE COMPANY HAS COMMON STOCK AND PREFERRED STOCK AUTHORIZED. THE FULL STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS THEREOF (THE "STATEMENT OF RIGHTS AND PREFERENCES") OF THE SHARES OF EACH SUCH SERIES OR CLASS OF STOCK IS SET FORTH IN THE ARTICLES OF INCORPORATION AND CERTIFICATE OF DESIGNATION OF THE COMPANY, AS AT ANY TIME AMENDED, AND ANY EFFECTIVE STATEMENT OF RELATIVE RIGHTS AND PREFERENCES OF PREFERRED STOCK, ON FILE IN THE OFFICE OF THE SECRETARY OF STATE OF THE STATE OF WASHINGTON. THE COMPANY WILL FURNISH COPIES OF THE STATEMENT OF RIGHTS AND PREFERENCES TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.

         3.6      RESIDENCY

         For purposes of the application of state and international securities laws, each Investor represents that it is a resident of the state or country indicated on Schedule I hereto.

         3.7      ACCESS TO INFORMATION

         Each Investor has received and reviewed information about the Company, and has had an opportunity to discuss the Company's business, management, and financial affairs with its management and to review the Company's facilities. Each Investor understands that these discussions, as well as any written information issued by the Company, were intended to describe the aspects of the Company's business and prospects that the Company considers material, but were not necessarily exhaustive. The foregoing, however, does not limit or modify the representations and warranties of the Company in Section 2 of this Agreement or the right of the Investors to rely thereon.

4.       CONDITIONS OF INVESTORS' OBLIGATIONS AT THE CLOSING

         The obligations of the Investors under subsection 1.l(b) are subject to the fulfillment at or before the Closing (unless otherwise specified) of each of the following conditions, unless waived by the Investors:

         4.1      REPRESENTATIONS AND WARRANTIES

         The representations and warranties of the Company contained in Section 2 shall be true in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made as of the date of the Closing.

         4.2      PERFORMANCE

         The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

         4.3      COMPLIANCE CERTIFICATE

         The President and Chief Executive Officer of the Company, on behalf of the Company, shall deliver to the Investors at the Closing a certificate that the conditions specified in Sections 4.1 and 4.2 have been fulfilled and stating that there has been no material adverse change in the business, assets, financial condition or operations of the Company from the date of this Agreement to the time of the Closing.

         4.4      QUALIFICATIONS

         The offer and sale of the Securities to the Investors pursuant to this Agreement shall be qualified or exempt from qualification under all applicable federal and state securities laws.

         4.5      PROCEEDINGS AND DOCUMENTS

         All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto, including evidence of filing the Certificate of Designation with the Secretary of State of the State of Washington, shall be reasonably satisfactory in form and substance to the Investors or their counsel, and the Investors or their counsel shall have received all counterpart original and certified or other copies of such documents as they may reasonably request.

         4.6      INVESTOR RIGHTS AGREEMENT

         The Company, the holders of Series A Stock and Series B Stock, and the Investors shall have entered into a Second Amendment to Investor Rights Agreement in the form attached hereto as EXHIBIT E (the "INVESTOR RIGHTS AGREEMENT").

         4.7      OPINION OF COMPANY COUNSEL

         The Investors shall have received from Summit Law Group, PLLC, counsel for the Company, an opinion, dated as of the Closing, in form and substance satisfactory to the Investors, to the effect that:

                  (a) The Company is a corporation, validly existing under the laws of the State of Washington, and the Company has the requisite corporate power and corporate authority to conduct its business as now being conducted.

                  (b) The Company is qualified to do business in any state or jurisdiction of the United States in which the failure to so qualify would have a material adverse effect on its business or properties.

                  (c) The Company has the requisite corporate power and corporate authority to execute, deliver, and perform this Agreement and the Investor Rights Agreement, as amended. All corporate action necessary for the authorization, execution and delivery by the Company of this Agreement and the Investor Rights Agreement and the authorization, issuance, and delivery of the Series C Stock being sold hereunder and the Conversion Shares has been taken, and this Agreement and the Investor Rights Agreement have been duly and validly authorized, executed, and delivered by the Company and constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except as enforceability may be limited or affected by applicable laws relating to or affecting the enforcement of creditors' rights and by equitable principles.

                  (d) The Series C Stock, when issued, sold, and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid, and nonassessable. The Conversion Shares have been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Articles of Incorporation and Certificate of Designation, will be duly and validly issued, fully paid, and nonassessable.

                  (e) The authorized capital stock of the Company consists of the preferred stock, common stock and rights described in paragraphs (i), (ii) and (iii) below:

                           (i)      Preferred Stock

         There are 10,000,000 shares of preferred stock authorized, 4,812,074 of which have been designated as Series A Stock, all of which is outstanding, 1,552,655 of which have been designated as Series B Stock, all of which is outstanding and 2,545,430 of which have been designated as Series C Stock, none of which is outstanding.

                           (ii)     Common Stock

         As of Closing, there will be 200,000,000 shares of Common Stock authorized, 26,879,000 shares of which are currently outstanding. Of the authorized but unissued Common Stock, 9,624,148 shares are reserved for issuance upon the conversion of the Series A Stock, 3,105,310 are reserved for issuance upon the conversion of the Series B Stock and 2,545,430 will be reserved for issuance upon conversion of the Series C Stock; 2,879,000 shares are reserved by board action for issuance upon the exercise of warrants granted to certain investors (the "First Round Investors"); and 8,421,128 shares are reserved for issuance upon the exercise of stock options granted or to be granted under the Company's stock option plan (the "OPTION PLAN"); provided, however, that this number includes 331,550 shares that have reserved by board action for issuance upon the exercise of warrants granted to Lucent Technologies f/k/a Ascend Communications, Inc. ("Lucent"); and 307,974 shares that have been reserved by board action for issuance upon the exercise of warrants granted to Pacific Crest Securities Inc.

pursuant to an engagement letter executed March 16, 1999.

                           (iii)    Rights

         Except for the conversion privileges and right of first refusal of the Series A Stock, Series B Stock and other rights, privileges and agreements contemplated pursuant to this Agreement or as enumerated in subparagraph
(e)(ii), there are not outstanding any options, warrants, subscriptions, rights (including conversion or preemptive rights or first refusal rights) agreements for the purchase or acquisition from the Company or by the Company of any shares of the Company's capital stock or securities convertible into its capital stock, or, to such counsel's knowledge, any voting agreements with respect to the Company's securities.

                  (f) The rights, privileges, and preferences of the preferred stock generally and of the Series A, Series B and Series C Stock are as stated in the Company's Articles of Incorporation, as amended, and the Certificate of Designation.

                  (g) Based in part upon the representations of the Investors and on the facts and circumstances contemplated by this Agreement, and except that such counsel need give no opinion as to whether information provided to the Investors was sufficient and assuming that the offer and sale of the Series C Stock is a discrete transaction and not integrated with any other offering or sale of securities by the Company, the offer and sale of the Series C Stock to the Investors pursuant to the terms of this Agreement are exempt from the registration requirements of Section 5 of the Securities Act.

5.   CONDITIONS OF THE COMPANY'S OBLIGATIONS AT THE CLOSING

     The obligations of the Company to the Investors under this Agreement are subject to the fulfillment on or before the Closing of the following conditions:

     5.1 REPRESENTATIONS AND WARRANTIES

     The representations and warranties of the Investors contained in Section 3 shall be true in all material respects on and as of the Closing with the same effect as though such representations and warranties had been made as of the Closing.

     5.2 PAYMENT OF PURCHASE PRICE

     The Investors shall have delivered the purchase price specified in subsection 1.1(b) to be delivered at the Closing, in the form of a bank check payable to the Company's order or bank wire transfer to the Company's designated account.

     5.3 SECURITIES LAWS QUALIFICATION

     The offer and sale to the Investors of the Securities shall be qualified or exempt from qualification under all applicable federal and state securities laws.

     5.4 PERFORMANCE

     The Investors shall have performed and complied with all agreements, obligations, and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing.

6.   MISCELLANEOUS

     6.1 PRESS RELEASES

         The Investors and the Company agree to consult with each other prior to the dissemination of any press release or public communications concerning this Agreement, the Investors' Rights Agreement or any ancillary agreement or the transactions contemplated by this Agreement, the Investors' Rights Agreement or any ancillary agreement.

     6.2 USE OF PROCEEDS

     The Company shall use the proceeds of the sale of the Series C Stock under this Agreement as working capital to be used for the development of the Company.

     6.3 SURVIVAL OF WARRANTIES

     The warranties and representations contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing for a period of two years after Closing.

     6.4 SUCCESSORS AND ASSIGNS

     The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. The Company may not assign or transfer any of its rights under the Agreement without the consent of the majority of the Investors, which consent shall not be unreasonably withheld.

     6.5 GOVERNING LAW

     This Agreement shall be governed by and construed under the laws of the State of Washington as applied to agreements among Washington residents entered into and to be performed entirely within the State of Washington.

     6.6 COUNTERPARTS

     This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument

     6.7 TITLES AND SUBTITLES

     The titles and subtitles used in this Agreement are for convenience only and are not to be considered in construing or interpreting this Agreement.

     6.8 NOTICES

     Any and all notices required or permitted to be given to a party pursuant to the provisions of this Agreement will be in writing and will be effective and deemed to provide such party sufficient notice under this Agreement on the earliest of the following: (i) at the time of personal delivery, if delivery is in person; (ii) at the time of transmission by facsimile, addressed to the other party at its facsimile number specified herein (or hereafter modified by subsequent notice to the parties hereto), with confirmation of receipt made by both telephone and printed confirmation sheet verifying successful transmission of the facsimile; (iii) one business day after deposit with an express overnight courier for deliveries within a country, or two business days after such deposit for international deliveries or (iv) three business days after deposit in mail by certified mail (return receipt requested) or equivalent for deliveries within a country.

     All notices for international delivery will be sent by facsimile or by express courier. Any party hereto (and such party's permitted assigns) may be notice so given change its address for future notices hereunder. Notice shall conclusively be deemed to have been given in the manner set forth above.

     6.9 DUE DILIGENCE EXPENSES; ATTORNEYS' AND ACCOUNTANTS' FEES

     The Company shall reimburse at the Closing the reasonable due diligence costs, including legal and accounting fees and expenses, incurred by the Investors in an amount not to exceed $15,000. If the parties fail to close the transactions contemplated by this Agreement, each party shall be responsible for its own expenses.

     6.10 FINDER'S FEES

     Each party represents that it neither is, nor will be, obligated for a finder's fee or commission in connection with this transaction, except as described in Section 6.1 of the Schedule of Exceptions to this Agreement. Each Investor agrees, severally, but not jointly, to indemnify and hold the Company harmless from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which such Investor or any of its officers, partners, employees or representatives is responsible. The Company agrees to indemnify and hold the Investors harmless from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

     6.11 AMENDMENTS AND WAIVERS

     After the Closing, any term of this Agreement may be amended and the observance of any term may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company and the holders of a majority of the aggregate shares of Series C Stock and/or the Conversion Shares (excluding shares of Common Stock that are no longer "restricted securities" under the Securities Act). Any amendment or waiver effected in accordance with this Section 6.10 shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of any such securities, and the Company.

     6.12 SEVERABILITY

     If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement, and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

     6.13 ENTIRE AGREEMENT

     This Agreement, including the Exhibits attached hereto, and the other documents delivered at the Closing constitute the full and entire understanding and agreement between the parties with respect to the subject matter hereof and supersede all prior agreements with respect to the subject matter hereof.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                    COMPANY:

                                    FREEI NETWORKS, INC.

                                    By: __________________________________
                                        Bob McCausland
                                        President and Chief Executive Officer

                                    909 S. 336th Street, Suite 110
                                    Federal Way, Washington 98003
                                    Fax (253) 661-3431

SERIES C INVESTORS:

                                    EAGLE RIVER INVESTMENTS, LLC

                                    BY:_________________________
                                    PRINTED NAME:
                                    TITLE:

SERIES C INVESTORS:

                                    CEDAR GROVE INVESTMENTS, LLC

                                    BY:_________________________
                                    PRINTED NAME:
                                    TITLE:

SERIES C INVESTORS:

                                    CAPITAL RESEARCH AND MANAGEMENT
                                    COMPANY, ON BEHALF OF NEW
                                    ECONOMY FUND

                                    By:_________________________
                                    Printed Name:  Michael J. Downer
                                    Title: Secretary

SERIES C INVESTORS:                 INFOSPACE VENTURE CAPITAL FUND
                                    2000, LLC, BY INFOSPACE.COM,
                                    INC. AS ITS SOLE MEMBER

                                    BY:  ________________________
                                    PRINTED NAME:  ____________
                                    TITLE:  _________________________

SERIES C INVESTORS:

                                     LAKESIDE I

                                     By:  ________________________
                                     Printed Name:   ____________
                                     Title:   ________________________

SERIES C INVESTORS:

                                      DOLCE FREEI, L.L.C.

                                      BY:   ________________________
                                      PRINTED NAME:  ____________
                                      TITLE:   _________________________

SERIES C INVESTORS:

                                      REMO INTERNATIONAL INC.

                                      By:  ________________________
                                      Printed Name:  ____________
                                      Title:   ________________________

SERIES C INVESTORS:

                                      ROBERT PACK



                                      --------------------------------

SERIES C INVESTORS:

                                      PPC PARTNERS LLC

                                      By:  ________________________
                                      Printed Name:  ____________
                                      Title:   ________________________

SERIES C INVESTORS:

                                      WASHINGTON MUTUAL

                                      By: ________________________
                                      Printed Name:  Craig E. Tall
                                      Title: Vice Chair

SERIES C INVESTORS:                             INTERNET VENTURES LLC

                                                BY:________________________
                                                PRINTED NAME:

                                                TITLE:

SERIES C INVESTORS:                             KELLETT PARTNERS, L.P.

                                                BY: ________________________
                                                PRINTED NAME:

                                                TITLE:

SERIES C INVESTORS:                             CLEAR FIR PARTNERS, L.P.

                                                By:________________________
                                                Printed Name:

                                                Title:

SERIES C INVESTORS:                             GARY V. SLEDGE

                                                 ________________________

SERIES C INVESTORS:                             CASCADE GROUP

                                                By:________________________
                                                Printed Name:

                                                Title:

SERIES C INVESTORS:                             CARL STORK

                                                 ________________________

                              Freei Networks, Inc.

                   SERIES C PREFERRED STOCK PURCHASE AGREEMENT

                                      Dated

                                      as of

                                  March 7, 2000

                                TABLE OF CONTENTS
                                -----------------

                                                                                                               PAGE
                                                                                                               ----

1.    PURCHASE AND SALE OF STOCK..................................................................................1
   1.1      SALE AND ISSUANCE OF SERIES C STOCK...................................................................1
   1.2      CLOSING...............................................................................................1

2.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY...............................................................2
   2.1      ORGANIZATION, GOOD STANDING AND QUALIFICATION.........................................................2
   2.2      CAPITALIZATION........................................................................................2
   2.3      SUBSIDIARIES..........................................................................................3
   2.4      AUTHORIZATION.........................................................................................3
   2.5      VALID ISSUANCE OF PREFERRED AND COMMON STOCK..........................................................4
   2.6      GOVERNMENTAL CONSENTS; COMPLIANCE WITH LAWS...........................................................4
   2.7      LITIGATION............................................................................................4
   2.8      INTELLECTUAL PROPERTY.................................................................................5
   2.9      COMPLIANCE WITH OTHER INSTRUMENTS.....................................................................5
   2.10     AGREEMENTS; ACTION....................................................................................6
   2.11     DISCLOSURE............................................................................................6
   2.12     REGISTRATION RIGHTS...................................................................................7
   2.13     CORPORATE DOCUMENTS...................................................................................7
   2.14     TITLE TO PROPERTY AND ASSETS; CONDITION OF ASSETS.....................................................7
   2.15     LICENSES..............................................................................................7
   2.16     FINANCIAL STATEMENTS..................................................................................7
   2.18     CHANGES...............................................................................................8
   2.19     EMPLOYEE BENEFIT PLANS................................................................................9
   2.20     TAXES.................................................................................................9
   2.21     MINUTES..............................................................................................10
   2.22     BROKERS OR FINDERS...................................................................................10
   2.23     EMPLOYEES............................................................................................10
   2.24     ENVIRONMENTAL AND SAFETY LAWS........................................................................11
   2.25     OFFERING VALID.......................................................................................11
   2.26     REAL PROPERTY HOLDING CORPORATION....................................................................11
   2.27     INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS.............................................................11

3.    REPRESENTATIONS AND WARRANTIES OF THE INVESTOR.............................................................11
   3.1      AUTHORIZATION........................................................................................12
   3.2      PURCHASE ENTIRELY FOR OWN ACCOUNT....................................................................12
   3.3      INVESTMENT EXPERIENCE................................................................................12
   3.4      RESTRICTED SECURITIES................................................................................13
   3.5      LEGENDS..............................................................................................13
   3.6      RESIDENCY............................................................................................14
   3.7      ACCESS TO INFORMATION................................................................................14


4.    CONDITIONS OF INVESTOR'S OBLIGATIONS AT THE CLOSING........................................................14
   4.1      REPRESENTATIONS AND WARRANTIES.......................................................................15
   4.2      PERFORMANCE..........................................................................................15
   4.3      COMPLIANCE CERTIFICATE...............................................................................15
   4.4      QUALIFICATIONS.......................................................................................15
   4.5      PROCEEDINGS AND DOCUMENTS............................................................................15
   4.6      INVESTOR RIGHTS AGREEMENT............................................................................15
   4.7      OPINION OF COMPANY COUNSEL...........................................................................16

5.    CONDITIONS OF THE COMPANY'S OBLIGATIONS AT THE CLOSING.....................................................18
   5.1      REPRESENTATIONS AND WARRANTIES.......................................................................18
   5.2      PAYMENT OF PURCHASE PRICE............................................................................18
   5.3      SECURITIES LAWS QUALIFICATION........................................................................18
   5.4      PERFORMANCE..........................................................................................18

6.    MISCELLANEOUS..............................................................................................18
   6.1      PRESS RELEASES.......................................................................................18
   6.2      USE OF PROCEEDS......................................................................................19
   6.3      SURVIVAL OF WARRANTIES...............................................................................19
   6.4      SUCCESSORS AND ASSIGNS...............................................................................19
   6.5      GOVERNING LAW........................................................................................19
   6.6      COUNTERPARTS.........................................................................................19
   6.7      TITLES AND SUBTITLES.................................................................................19
   6.8      NOTICES..............................................................................................19
   6.9      DUE DILIGENCE EXPENSES; ATTORNEYS'AND ACCOUNTANTS'FEES...............................................20
   6.10     FINDER'S FEES........................................................................................20
   6.11     AMENDMENTS AND WAIVERS...............................................................................20
   6.12     SEVERABILITY.........................................................................................21
   6.13     ENTIRE AGREEMENT.....................................................................................21

         EXHIBIT A - CERTIFICATE OF DESIGNATION
         EXHIBIT B - SCHEDULE OF EXCEPTIONS
         EXHIBIT C - ARTICLES OF INCORPORATION
         EXHIBIT D - BYLAWS
         EXHIBIT E - SECOND AMENDMENT TO INVESTOR RIGHTS AGREEMENT

         SCHEDULE I

                                   SCHEDULE I

                              Schedule of Investors


--------------------------------------------------------- ------------------------- ----------------------------------
                    NAME AND ADDRESS                          NUMBER OF SHARES               PURCHASE PRICE
--------------------------------------------------------- ------------------------- ----------------------------------
 Capital Research and Management Company, on behalf of           1,018,172                     $20,000,000
            the New Economy Fund, 34th Floor
                    333 So. Hope St.
                 Los Angeles, CA 90071
              Attention: Michael J. Downer
                   Ph: (213) 486-9425
                  Fax: (213) 486-9041
--------------------------------------------------------- ------------------------- ----------------------------------
        InfoSpace Venture Capital Fund 2000, LLC                  254,543                      $5,000,000
                  15375 NE 90th Street
                   Redmond, WA 98052
--------------------------------------------------------- ------------------------- ----------------------------------
                       Lakeside I                                 279,997                      $5,500,000
          c/o Lakeside Capital Management, LLC
                   1938 43rd Ave East
                   Seattle, WA 98112

                  206-324-2600 (voice)
                   206-726-0663 (fax)
--------------------------------------------------------- ------------------------- ----------------------------------
                Washington Mutual, Inc.                           203,634                      $4,000,000
             1201 Third Avenue, Suite 1500
                        WA 98101
            Attn: Craig E. Tall, Vice Chair
--------------------------------------------------------- ------------------------- ----------------------------------
                 Internet Ventures LLC                            152,726                      $3,000,000
--------------------------------------------------------- ------------------------- ----------------------------------
                  Dolce Freei, L.L.C.                             101,818                      $2,000,000
             c/o Williams, Kastner & Gibbs
                    Two Union Square
              601 Union Street, Suite 4100
             Seattle, Washington 98101-2380
--------------------------------------------------------- ------------------------- ----------------------------------
                      Robert Pack                                  76,363                      $1,500,000
                c/o Freei Networks, Inc.
                909 S. 336th Street #110
             Federal Way, Washington 98003
--------------------------------------------------------- ------------------------- ----------------------------------
                  Kellett Partners LP                              66,945                      $1,315,000
                Kellett Investment Corp.
                  200 Galleria Parkway
                       Suite 1800
                   Atlanta, Ga 30339
--------------------------------------------------------- ------------------------- ----------------------------------
                Remo International Inc.                            50,909                      $1,000,000
                     P.O. Box 3151
                       Road Town
            Tortola, British Virgin Islands
--------------------------------------------------------- ------------------------- ----------------------------------


--------------------------------------------------------- ------------------------- ----------------------------------
               scmp.com Holdings Limited                           50,909                      $1,000,000
                     P.O. Box 3151
                       Road Town
            Tortola, British Virgin Islands
--------------------------------------------------------- ------------------------- ----------------------------------
                       Carl Stork                                  25,454                       $500,000
                    4451 91st Ave NE
                 Yarrow Point WA 98004
--------------------------------------------------------- ------------------------- ----------------------------------
                    PPC Partners LLC                               25,454                       $500,000
                    One Union Square
                  600 Union, Ste. 2901
               Seattle, Washington 98101
--------------------------------------------------------- ------------------------- ----------------------------------
                Clear Fir Partners, L.P.                           7,636                        $150,000
                Kellett Investment Corp.
            200 Galleria Parkway, Suite 1800
                   Atlanta, GA 30339
--------------------------------------------------------- ------------------------- ----------------------------------
                     Gary V. Sledge                                1,273                         $25,000
                Kellett Investment Corp.
                  200 Galleria Parkway
                       Suite 1800
                   Atlanta, GA 30339
--------------------------------------------------------- ------------------------- ----------------------------------
                     Cascade Group                                  509                          $10,000
                Kellett Investment Corp.
                  200 Galleria Parkway
                       Suite 1800
                   Atlanta, GA 30339
--------------------------------------------------------- ------------------------- ----------------------------------
                Cedar Grove Investments                                                         $200,000
                  2415 Carillon Point
                   Kirkland, WA 98033
                  (425) 828-8111 phone
                   (425) 828-8101 fax
--------------------------------------------------------- ------------------------- ----------------------------------
                      Bill Hoglund                                                              $100,000
                    C/o Eagle River
                  2300 Carillon Point
               Kirkland, Washington 98033
                  (425) 828-8000 (ph)
--------------------------------------------------------- ------------------------- ----------------------------------
                     Brian Marcinek                                                              $50,000
                    C/o Eagle River
                  2300 Carillon Point
               Kirkland, Washington 98033
                  (425) 828-8000 (ph)
--------------------------------------------------------- ------------------------- ----------------------------------
          Spanish Caravan Investments, L.L.C.                                                   $250,000
                1616 Federal Avenue East
               Seattle, Washington 98102
                    Attn: Jim Judson
                  (425) 828 8499 (ph)
                  (425) 828 8061 (fax)
--------------------------------------------------------- ------------------------- ----------------------------------


--------------------------------------------------------- ------------------------- ----------------------------------
                    Dennis Weibling                                                             $200,000
                    C/o Eagle River
                  2300 Carillon Point
               Kirkland, Washington 98033
                  (425) 828-8000 (ph)
--------------------------------------------------------- ------------------------- ----------------------------------
                      Art Harrigan                                                              $150,000
              999 Third Avenue, Suite 4400
               Seattle, Washington 98104
                  (206) 623-1700 (ph)
                  (206) 623-8717 (fax)
--------------------------------------------------------- ------------------------- ----------------------------------
                    Keith Grinstein                                                             $100,000
               Nextel International, Inc.
               1191 Second Avenue, #1600
               Seattle, Washington 98101
                  (206) 749-8350 (ph)
                  (206) 749-8384 (fax)
--------------------------------------------------------- ------------------------- ----------------------------------
                      Steve Hooper                                                              $200,000
                 4001 Hunts Point Road
                   Bellevue, WA 98004
--------------------------------------------------------- ------------------------- ----------------------------------
                      787, L.L.C.                                                               $250,000
                  9919 S.E 5th Street
               Bellevue, Washington 98004
                  (206) 601-8901 (ph)
                  (425) 454-2548 (fax)
                   Attn: Jim Voelker
--------------------------------------------------------- ------------------------- ----------------------------------
                        Pat Broe                                                               $1,000,000
             252 Clayton Street, 4th Floor
                    Denver, CO 80206
--------------------------------------------------------- ------------------------- ----------------------------------
                     James E. Sierk                                                              $50,000
               850 So. Boulder Hwy, S-189
                  Henderson, NV 89105
--------------------------------------------------------- ------------------------- ----------------------------------
                   Alicia Ruth Evans                                                             $25,000
                     Drugstore.com
           13920 S.E. Eastgate Way, Suite 300
                   Bellevue, WA 98005
--------------------------------------------------------- ------------------------- ----------------------------------
                    Stuart M. Sloan                                                             $200,000
                Sloan Capital Companies
             1301 Fifth Avenue, Suite 3000
                   Seattle, WA 98101
                  (206) 340-1818 (ph)
                  (206) 340-9055 (fax)
--------------------------------------------------------- ------------------------- ----------------------------------
                    Gaylord Kellogg                                                              $50,000
                  270 Lake Dell Avenue
               Seattle, Washington 98122
                  (206) 726-9480 (ph)
                  (206) 860-3866 (fax)
--------------------------------------------------------- ------------------------- ----------------------------------


--------------------------------------------------------- ------------------------- ----------------------------------
                      Bob Ratliffe                                                               $25,000
                    C/o Eagle River
                  2300 Carillon Point
               Kirkland, Washington 98033
                  (425) 828-8000 (ph)
--------------------------------------------------------- ------------------------- ----------------------------------
               Sugar Mountain Capital LLC                                                       $300,000
                  2415 Carillon Point
               Kirkland, Washington 98033
                   Attn: Kurt Dammeir
                  (425) 828-8108 (ph)
                  (425) 828-8101 (fax)
--------------------------------------------------------- ------------------------- ----------------------------------
                       Lenard Lee                                                                $25,000
                       Vista.com
                     116 N.W. 41st
                  Seattle, Washington
--------------------------------------------------------- ------------------------- ----------------------------------
                       Jeff Stock                                                                $25,000
               c/o Omni Properties, Inc.
             36201 Enchanted Parkway South
               Federal Way, WA 98003-7197
                  (253) 661-8030 (ph)
                  (253) 661-8099 (fax)
--------------------------------------------------------- ------------------------- ----------------------------------
                  Peter von Reichbauer                                                           $25,000
                 King County Courthouse
                       Room 1200
                     516 3rd Avenue
                 Seattle, WA 98104-3272
                  (206) 296-1007 (ph)
                  (206) 296-0323 (fax)
--------------------------------------------------------- ------------------------- ----------------------------------
                     Peter Holland                                                               $50,000
             10645 N.E. 38th Place, Suite A
                   Kirkland, WA 98033
                  (425) 576-4500 (ph)
                  (425) 576-4600 (fax)
--------------------------------------------------------- ------------------------- ----------------------------------
                    Brad Silverberg                                                            $1,000,000
                      P.O. Box 866
                   Bellevue, WA 98009
--------------------------------------------------------- ------------------------- ----------------------------------
                    Cameron Mhyrvold                                                            $600,000
--------------------------------------------------------- ------------------------- ----------------------------------
                      Jon Anderson                                                              $500,000
--------------------------------------------------------- ------------------------- ----------------------------------
                       Rich Tong                                                                $500,000
--------------------------------------------------------- ------------------------- ----------------------------------
                      Jon Roberts                                                               $250,000
                   641 33rd Avenue E.
               Seattle, Washington 98112
--------------------------------------------------------- ------------------------- ----------------------------------
                 G. Christopher Peters                                                          $250,000
--------------------------------------------------------- ------------------------- ----------------------------------

--------------------------------------------------------- ------------------------- ----------------------------------
               3444 Evergreen Point Road
                Medina, Washington 98033
--------------------------------------------------------- ------------------------- ----------------------------------
                     Glentel, Inc.                                                             $1,000,000
             Suite 2800 4710 Kingsway Ave.
           Burnaby, British Columbia V5H 4M2
                         Canada
--------------------------------------------------------- ------------------------- ----------------------------------
                   Thomas E. Skidmore                                                            $20,000
             Suite 2800 4710 Kingsway Ave.
           Burnaby, British Columbia V5H 4M2
                         Canada
--------------------------------------------------------- ------------------------- ----------------------------------
                   A. Allan Skidmore                                                             $20,000
             Suite 2800 4710 Kingsway Ave.
           Burnaby, British Columbia V5H 4M2
                         Canada
--------------------------------------------------------- ------------------------- ----------------------------------
                   Ronald E. Sowerby                                                             $20,000
             Suite 2800 4710 Kingsway Ave.
           Burnaby, British Columbia V5H 4M2
                         Canada
--------------------------------------------------------- ------------------------- ----------------------------------
                   Allan L. Rosenhek                                                             $10,000
                  8501 Commerce Court
           Burnaby, British Columbia V5A 4N3
                         Canada
--------------------------------------------------------- ------------------------- ----------------------------------
                     Richard Miller                                                              $10,000
             Suite 2800 4710 Kingsway Ave.
           Burnaby, British Columbia V5H 4M2
                         Canada
--------------------------------------------------------- ------------------------- ----------------------------------
                     Siltanen/Keehn                                                              $75,000
                 3110 Main Street #210
                 Santa Monica, CA 90405
                  (310) 450-6622 (ph)
--------------------------------------------------------- ------------------------- ----------------------------------